UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 1, 2017

CODE GREEN APPAREL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53434	80-0250289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31642 Pacific Coast Highway, Ste 102

Laguna Beach, CA 92651

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (877) 753-6377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01

Changes in Registrant’s Certifying Accountant

Code Green Apparel Corp. (the “Company”) was notified that, effective January 1, 2017, the Company’s auditor, Patrick D. Heyn, CPA, P.A. (“Heyn CPA”) merged with the accounting firm of Soles & Company, resulting in the new firm of Soles, Heyn & Company, LLP (“SH&C”), which is registered with the Public Company Accounting Oversight Board (PCAOB).

As a result of this merger, Heyn CPA resigned as the Company’s independent registered public accounting firm on January 1, 2017. On January 1, 2017, the Company engaged SH&C as its independent registered public accounting firm. The engagement of SH&C was approved by the Company’s Board of Directors on January 1, 2017.

Heyn CPA did not complete any audit reports of the financial statements of the Company as of and for the years ended December 31, 2015 or 2016, prior to the merger with SH&C so there was nothing from Heyn CPA regarding any adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2015 and 2016, and through the date of this Current Report, there were: (i) no disagreements with Heyn CPA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Heyn CPA, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2015 and 2016, and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with SH&C regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that SH&C concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Heyn CPA furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Heyn CPA agrees with the statements made herein. A copy of such letter, dated May 17, 2017, furnished by Heyn CPA is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter From Patrick D. Heyn, CPA, P.A.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CODE GREEN APPAREL CORP.

Date: May 17, 2017	By:	/s/ George J. Powell, III
George J. Powell, III
Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1*	Patrick D. Heyn, CPA, P.A.

* Filed herewith.